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                                                                   EXHIBIT 10(f)

                                   COVENANT
                           NOT TO COMPETE AGREEMENT
                           ------------------------

     THIS COVENANT NOT TO COMPETE AGREEMENT is made and entered effective as of February 27, 1995, by and among CLINICOR, INC., a Nevada corporation, formerly
         --
known as PEGASUS TAX AND FINANCIAL PLANNING SERVICES, INC. (the "Corporation"), THOMAS P. O'DONNELL ("O'Donnell") and ROBERT SAMMIS ("Sammis").

                                   RECITALS

     A. O'Donnell and Sammis are employees, officers, directors and principal shareholders of this Corporation.

     B. In consideration of the merger of their former company, Clinicor, Inc., a Texas corporation, into this Corporation pursuant to that certain Agreement and Plan of Merger dated February 17, 1995 (the "Merger Agreement") under which they were issued shares and stock options in this Corporation, and as a condition of their continued employment, they have agreed to enter into this Covenant Not To Compete Agreement.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the terms and conditions set forth herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   COVENANT NOT TO COMPETE.
          -----------------------

          A.   COVENANT.  For a period commencing from the Effective Time (as
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defined in the Merger Agreement) and ending two years after their termination of employment either voluntarily or by this Corporation "for cause" (defined to include but not be limited to (i) neglect of his duties or a violation of any of the provisions of any employment agreement or other arrangement with the Corporation, which continues after written notice and a reasonable opportunity (not to exceed thirty (30) days) in which to cure; (ii) fraud, embezzlement, defalcation or conviction of any felonious offense; or (iii) intentionally imparting confidential information relating to the Corporation or its business to competitors or to other third parties other than in the course of carrying out his corporate duties) (hereinafter the "Covenant Period"), neither O'Donnell or Sammis shall, directly or indirectly, engage or participate in any activities within the United States (hereinafter the "Covenant Territory"), which are the same as, or competitive with, the activities the Corporation presently performs or contemplates performing as set forth in Clinicor's Business Plan (as identified in the Merger Agreement) (hereinafter the "Prohibited Activities").

          B.   COVENANT SEVERABILITY.  O'Donnell and Sammis agree that the above
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covenant shall be deemed a series of separate covenants, one for each state and county in the Covenant Territory. Each covenant shall be deemed independent and severable. The invalidity or partial invalidity or unenforceability of any one covenant shall not affect the validity or unenforceability of any other covenant provided in this Section.

     2.   MISCELLANEOUS.
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          A.   ADDITIONAL DOCUMENTS.  Each of the parties agrees to execute and
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deliver, at the request of the other party, any and all other documents or other written instruments as may be reasonably necessary to effectuate the purposes of this Agreement.

          B.   APPLICABLE LAW.  This Agreement shall be governed by and
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construed in accordance with the laws of the State of Texas.

          C.   ATTORNEYS' FEES; COSTS.  If a party breaches this Agreement, the
               ----------------------
breaching party shall pay all costs and attorneys' fees incurred by the other party in connection with such breach, whether or not any arbitration or litigation is commenced.

          D.   COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, each of which may be executed by less than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.
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          E.   DESCRIPTIVE HEADINGS.  The headings used herein are descriptive
               --------------------
only and for the convenience of identifying provisions, and are not determinative of the meaning or effect of any such provisions.

          F.   ENTIRE AGREEMENT.  This Agreement constitutes the entire
               ----------------
agreement and understanding among the parties with respect to the subject matters herein and supersedes and replaces any prior agreements and understandings, whether oral or written, between and among them with respect to such matters. The provisions of this Agreement may be waived, altered, amended or repealed in whole or in part only upon the written consent of all parties to this Agreement and either Randy Haag or Arthur Haag so long as either Haag is a shareholder in the Corporation.

          G.   NO IMPLIED WAIVERS.  The failure of either party at any time to
               ------------------
require performance by the other party of any provision hereof shall not affect in any way the right to require such performance at any time thereafter, nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of any subsequent breach of the same provision or any other provision.

          H.   NONASSIGNABILITY.  Neither this Agreement, nor any interest
               ----------------
herein, shall be assigned, transferred, hypothecated or otherwise conveyed by any party without the prior written consent of the other parties. Any such attempted conveyance in violation of this Section shall be void.

          I.   SEVERABILITY.  If for any reason any provision of this Agreement
               ------------
shall be determined to be invalid or inoperative, the validity and effect of the other provisions hereof shall not be affected thereby, provided that no such severability shall be effective if it causes a material detriment to any party.

          J.   SUCCESSORS AND ASSIGNS.  Subject to any provisions herein with
               ----------------------
regard to assignment, all covenants and agreements herein shall bind and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the parties hereto.

          K.   NOTICE.  Any notice, payment, report or other communication
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required or permitted to be given by one party to any other party by this
Agreement shall be in writing and either (i) served personally on the other party; (ii) sent by express, registered or certified first class mail, postage prepaid, addressed to the other party or parties at its address indicated next to their signatures below, or to such other address as any addressee shall have theretofore furnished to the other parties by like notice; (iii) delivered by commercial courier to the other party; or (iv) sent by facsimile with the original sent by express mail. Such notice shall be deemed received on the second day after transmittal if sent by one day courier together with a transmission of such notice by facsimile if the recipient has the capability to receive a facsimile at its address and if sent by other methods shall be deemed received upon receipt.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CLINICOR, INC., FORMERLY
PEGASUS TAX AND FINANCIAL PLANNING SERVICES, INC.
307 Camp Craft Road, Suite 200
Austin, TX  78746


by /s/ Thomas P. O'Donnell
   --------------------------------
   (Signature)

THOMAS P.O'DONNELL, PRESIDENT
-----------------------------------
(Print Name & Title)

/s/ Thomas P. O'Donnell                      /s/ Robert S. Sammis
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THOMAS P. O'DONNELL                          ROBERT S. SAMMIS

1918-B HOLLY HILL DR                           3709 Gilbert
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  AUSTIN, TX 78746                             Austin, TX 78703
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(Address)                                    (Address)

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